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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 6, 1998
                Date of Report (Date of earliest event reported)

                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)

          Nevada                      0-17120                  88-0215949
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)

                                 (702) 361-3119
              (Registrant's telephone number, including area code)

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Item 5. Other Events

1. On April 6, 1998, the Honorable Linda B. Riegle of the United States Bankruptcy Court for the District of Nevada entered an Order To Continue Trial Date (the "Order"). The Order adjourned the trial of the adversary proceeding referenced therein to April 15, 1998 (the "Trial Date"), and extended the Amended Order Concerning Trading in Mednet Securities, dated January 5, 1998 (the "Trading Order"), to and including the Trial Date. The Trading Order imposed certain restrictions on the trading of Mednet, MPC Corporation's ("Mednet") equity securities to preserve Mednet's net operating loss carryforwards.

2. On April 7, 1998, the United States Bankruptcy Court for the District of Nevada gave notice (the "Notice") that a proposed Disclosure Statement was filed on April 7, 1998 by Mednet, Medi-Mail, Inc., Medi-Claim, Inc. and Medi-Phar, Inc. (together, the "Debtors") pursuant to Section 1125 of the Bankruptcy Code with respect to the Debtors' Joint Plan of Reorganization. Moreover, the above-referenced Disclosure Statement will be heard by Judge Riegle on June 11, 1998.

            Reference is made to the conformed Order and Notice attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Order To Continue Trial Date, dated April 6, 1998

            99.2 Notice of Hearing on Debtors' Proposed Disclosure Statement to Accompany Chapter 11 Plan of Reorganization, dated April 7, 1998

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDNET, MPC CORPORATION

Date: April 10, 1998

                                          By: /s/ Robert A. Bagdasarian
                                              -------------------------------
                                              Name: Robert A. Bagdasarian
                                              Title: Chief Executive Officer


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                                  Exhibit Index

    Exhibit Number         Description
    --------------         -----------

        99.1               Order To Continue Trial Date, dated April 6, 1998

        99.2 Notice of Hearing on Debtors' Proposed Disclosure Statement to Accompany Chapter 11 Plan of Reorganization, dated April 7, 1998